                                                                     EXHIBIT 4.2

                                 [ORGANIC LOGO]


                                 ORGANIC, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK


                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF

 fully paid and non-assessable shares, $.0001 par value, of the COMMON STOCK of

                                ORGANIC, INC.

(hereinafter called the "Corporation"), transferrable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly addressed. This certificate and the share represented hereby are issued and shall be held subject to all the provisions, of the Articles of Incorporation of the Corporation and all amendments thereto (copies of which are on file in the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof asserts. This certificate is not valid until countersigned by a Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:

                                     [SEAL]


/s/ MARGARET MAXWELL ZAGEL                             /s/ MICHAEL HUDES

                      SECRETARY                                        PRESIDENT




COUNTERSIGNED AND REGISTERED:
                      EquiServe
                                   TRANSFER AGENT
                                    AND REGISTRAR

By

                                AUTHORIZED OFFICER
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________



      _______________________________________________________________________
      NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
               NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



_____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.